News Release

July 28, 2005	Page 1 of 4

NEWELL RUBBERMAID REPORTS
SECOND QUARTER 2005 RESULTS
Earnings Per Share of $0.38 Exceeds Estimates
Improved Productivity Contributes to Gross Margin
Expansion of 170 Basis Points
Guides Full-Year Earnings Per Share to High-End of Range
ATLANTA, July 28, 2005 – Newell Rubbermaid Inc. (NYSE: NWL) today reported its second quarter results delivering earnings above expectations and generating 170 basis points of gross margin expansion, reflecting continued productivity driven by Newell Operational Excellence and pricing discipline.
Second Quarter Results
Net income from continuing operations for the second quarter ended June 30, 2005 was $103.5 million, or $0.38 per share, which includes planned restructuring and related charges of approximately $12 million, or $0.03 per share. The timing of approximately $0.02 per share of additional restructuring and related charges planned for the second quarter will now occur throughout the balance of the year. Net income from continuing operations for the second quarter ended June 30, 2004 was $58.5 million, or $0.21 per share. Excluding restructuring and related charges and asset impairment, net income from continuing operations for the second quarter 2004 was $104.9 million, or $0.38 per share. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.
Net sales in the second quarter 2005 were $1.64 billion, compared to $1.67 billion in the second quarter 2004, a decrease of 1.6%, in line with company expectations. Net sales reflected a positive pricing impact of 2.1% and a foreign currency benefit of 1.5%. These were offset by a core sales decline of 1.6%, primarily driven by the negative volume impact of price increases in Rubbermaid Home Products, and an additional 3.6% resulting from the planned exit of certain low-margin product lines.
Joseph Galli, chief executive officer of Newell Rubbermaid, said, “We are pleased with our solid results this quarter as we continue to transform Newell Rubbermaid. Investment behind high-margin, high-potential businesses is a priority for the company and we are seeing traction with our “Invest/Grow” platforms collectively generating three percent top-line growth during the quarter.”
In the second quarter 2005 gross margin improved to 31.0%, a 240 basis point improvement from second quarter 2004 gross margin of 28.6% and a 170 basis point improvement from second quarter 2004 gross margin, excluding charges, of 29.3%. The company’s productivity savings and favorable pricing offset raw material inflation of approximately $37 million.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Cari Davidson
Manager, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

News Release

July 28, 2005	Page 2 of 4

Mr. Galli added, “The team delivered an impressive performance given the sustained high raw material inflation. We were able to overcome this challenging environment through continued productivity savings generated through our Newell Operational Excellence initiative and pricing discipline. We are pleased with the progress we are seeing throughout the company and we remain committed to further reducing our manufacturing overhead and taking the necessary actions to achieve a best cost position. We believe this offers tremendous opportunity for further margin expansion.”
Consistent with company expectations, net cash from operating activities was $36.4 million in the second quarter 2005, compared to $143.7 million in the second quarter 2004. Capital expenditures in the second quarter 2005 were $22.9 million compared to $33.5 million in the second quarter 2004, reflecting the company’s continued decapitalization and efforts to reduce manufacturing overhead. The company continued to pay a strong dividend in the quarter of $57.8 million, or $0.21 per share.
The company continues to make progress on its strategy to divest non-strategic businesses and concentrate on leveraging brand strength and product innovation in its core portfolio of businesses. During the second quarter 2005, the company completed the sale of its European Curver business and recorded a net loss from discontinued operations of $15.1 million related to this transaction. In addition, the company began marketing a non-core business in its Cleaning & Organization segment. The company recorded a net loss from discontinued operations of $22.2 million, primarily to state the assets of this business at their estimated fair value. This business had net sales of approximately $75 million in 2004 and has been reported as discontinued operations.
Six Month Results
Net sales for the first six months of 2005 were $3.02 billion, a decrease of 3.8% from $3.14 billion for the first six months of 2004. Foreign currency translation favorably impacted sales by 1.6% for the first six months, while pricing increased 2.0%. These were offset by a core sales decline of 3.6%, primarily driven by the negative volume impact of price increases in Rubbermaid Home Products, and an additional 3.8% resulting from the planned exit of certain low-margin product lines.
Net income from continuing operations for the first six months of 2005 was $188.3 million, or $0.69 per share, which includes a tax benefit of $58.6 million or $0.21 per share offset by planned restructuring and related charges of $35.5 million or $0.09 per share. Net income from continuing operations for the first six months of 2004 was $90.6 million, or $0.33 per share. Excluding restructuring and related charges and asset impairment, net income for the first six months of 2004 was $153.6 million or $0.56 per share. A reconciliation of the results “as reported” to results “excluding charges” is attached to this press release.
Net cash from operating activities was $91.9 million for the first six months of 2005, compared to $137.0 million for the first six months of 2004. Capital expenditures for the first six months of 2005 were $46.0 million compared to $70.1 million for the first six months of 2004,
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Cari Davidson
Manager, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

News Release

July 28, 2005	Page 3 of 4

reflecting the company’s continued decapitalization and efforts to reduce manufacturing overhead. Dividends were $115.8 million for the first six months of 2005.
Related to the divestitures of non-core businesses, the company recorded a net loss of $85.5 million, shown as discontinued operations during the first six months of 2005.
Outlook
The company has refined its guidance to the high-end of its previous range and now expects diluted earnings per share from continuing operations for the full year 2005 to be in the range of $1.43 to $1.48. The company continues to expect internal sales to decline in the range of 1% to 3% for the full year 2005, reflecting the company’s strategic decision to exit $200 million in annual revenue of low-margin product lines and the volume impact related to its pricing strategy. This outlook does not include total net losses reported as discontinued operations, now expected to be approximately $90 million, which includes the $85.5 million recorded in the first six months of 2005 for the divestitures of non-core businesses.
The company continues to expect 2005 net cash from operating activities to be in the range of $625 to $675 million. Expenditures for property, plant and equipment are expected to be in the range of $125 to $150 million and dividends are expected to be approximately $230 million for the full year 2005.
For the third quarter 2005, the company expects internal sales to decline 0% to 2% and diluted earnings per share from continuing operations to be in the range of $0.33 to $0.37.
Conference Call
The company’s second quarter 2005 earnings conference call is scheduled for today, July 28, 2005, at 9:30 a.m. ET. Those interested in participating should call (800) 869-2139 or internationally at (719) 867-0347 and provide the conference code 922235. The company’s call will also be web cast. To listen to the web cast, use the link provided under the Investor Relations Home Page on Newell Rubbermaid’s website at www.newellrubbermaid.com.
A replay will be available approximately two hours after the call concludes through August 28, 2005, and may be accessed domestically at (888) 203-1112 or internationally at (719) 457-0820. Conference call confirmation code 922235 is required to access the replay.
Analyst Day
The company will host its Analyst Day September 22, 2005, at the Equitable Center, located at 787 Seventh Ave., New York, N.Y. Those interested in attending should contact Newell Rubbermaid’s Investor Relations Department at (770) 407-3994 or via email at investor.relations@newellco.com to obtain registration instructions. The event will also be web cast and the link will be located on the investor relations section of the company’s website at www.newellrubbermaid.com.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Cari Davidson
Manager, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

News Release

July 28, 2005	Page 4 of 4

Caution Concerning Forward-Looking Statements
The statements in this press release that are not historical in nature constitute forward-looking statements. These forward-looking statements relate to information or assumptions about internal sales, income/(loss), earnings per share, capital expenditures, cash flow, dividends, restructuring, impairment and other charges, potential losses on divestiture, costs and cost savings and management’s plans, projections and objectives for future operations and performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our dependence on the strength of retail economies in various parts of the world; competition with numerous other manufacturers and distributors of consumer products; major retailers’ strong bargaining power; changes in the prices of raw materials used by the company; our ability to develop innovative new products and to develop, maintain and strengthen our end-user brands; our ability to improve productivity and streamline operations; our ability to integrate previously acquired businesses; the risks inherent in our foreign operations and those factors listed in the company’s first quarter 2005 Form 10-Q, including Exhibit 99.1 thereto, filed with the Securities and Exchange Commission.
Non-GAAP Financial Measures
This release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Included in this release is a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.
About the Company
Newell Rubbermaid Inc. is a global marketer of consumer and commercial products with 2004 sales of $6.5 billion and a powerful brand family including Sharpie®, Paper Mate®, Parker®, Waterman®, Rubbermaid®, Calphalon®, Little Tikes®, Graco®, Levolor®, BernzOmatic®, VISE-GRIP®, IRWIN® and LENOX®. The company is headquartered in Atlanta, Ga., and has over 31,000 employees worldwide.
This press release, additional financial information about the company’s second quarter 2005 results, and the company’s updated segment reporting which reflects discontinued operations, are available on the company’s web site at www.newellrubbermaid.com.
Newell Rubbermaid Inc.
Atlanta, GA
Securities Listed
NYSE
Common Stock
(Symbol: NWL)
www.newellrubbermaid.com
Jesse Herron
Vice President, Investor Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983
Cari Davidson
Manager, Public Relations
10B Glenlake Parkway, Suite 600
Atlanta, GA 30328
Phone: 770-407-3994
Fax: 770-407-3983

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Three Months Ended June 30,
	2005			2004
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$1,641.1		$1,641.1	$1,667.2		$1,667.2	(1.6)%
Cost of products sold	1,132.8	—	1,132.8	1,189.7	(11.6)	1,178.1

GROSS MARGIN	508.3	—	508.3	477.5	11.6	489.1	3.9%
% of sales	31.0%		31.0%	28.6%		29.3%

Selling, general & administrative expense	324.4	—	324.4	318.8	(1.5)	317.3	2.2%
% of sales	19.8%		19.8%	19.1%		19.0%

Impairment charge	—	—	—	25.1	(25.1)	—
Restructuring costs	0.3	—	0.3	25.7	(25.7)	—

OPERATING INCOME	183.6	—	183.6	107.9	63.9	171.8	6.9%
% of sales	11.2%		11.2%	6.5%		10.3%

Nonoperating expenses:
Interest expense, net	31.0	—	31.0	29.5	—	29.5
Other	1.9	—	1.9	1.7	—	1.7

	32.9	—	32.9	31.2	—	31.2	5.4%

INCOME BEFORE INCOME TAXES	150.7	—	150.7	76.7	63.9	140.6	7.2%
% of sales	9.2%		9.2%	4.6%		8.4%

Income taxes	47.2	—	47.2	18.2	17.5	35.7	32.2%
Effective rate	31.3%		31.3%	23.7%		25.4%

INCOME FROM CONTINUING OPERATIONS	103.5	—	103.5	58.5	46.4	104.9	(1.3)%
% of sales	6.3%		6.3%	3.5%		6.3%

Discontinued operations, net of tax:
Net (loss) income	(37.3)	37.3	—	2.5	(2.5)	—

NET INCOME	$66.2	$37.3	$103.5	$61.0	$43.9	$104.9	(1.3)%

% of sales	4.0%		6.3%	3.7%		6.3%

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.38	$—	$0.38	$0.21	$0.17	$0.38
Diluted	$0.38	$—	$0.38	$0.21	$0.17	$0.38

(LOSS) EARNINGS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.14)	$0.14	$—	$0.01	$(0.01)	$—
Diluted	$(0.14)	$0.14	$—	$0.01	$(0.01)	$—

EARNINGS PER SHARE:
Basic	$0.24	$0.14	$0.38	$0.22	$0.16	$0.38
Diluted	$0.24	$0.14	$0.38	$0.22	$0.16	$0.38

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.7	274.7	274.7	274.5	274.5	274.5

(1)	Charges excluded from “as reported” results for 2005 consist of a $37.3 million net loss related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2004 are restructuring, impairment or divestiture related charges. These charges consist of $11.6 million in restructuring related costs associated with product line exits (shown in cost of products sold), $1.5 million of restructuring costs related to relocation of property and equipment (shown in selling, general and administrative expense), $25.1 million related to asset impairment, $25.7 million of restructuring costs related to exiting certain facilities (shown in restructuring costs), and $2.5 million in net income related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in millions, except per share data)
Reconciliation of Results “As Reported” to Results “Excluding Charges”

	Six Months Ended June 30,
	2005			2004
	As Reported	Charges (1)	Excl. Charges	As Reported	Charges (2)	Excl. Charges	% Change
Net sales	$3,018.1		$3,018.1	$3,137.9		$3,137.9	(3.8)%
Cost of products sold	2,134.9	—	2,134.9	2,258.6	(14.9)	2,243.7

GROSS MARGIN	883.2	—	883.2	879.3	14.9	894.2	(1.2)%
% of sales	29.3%		29.3%	28.0%		28.5%

Selling, general & administrative expense	627.3	—	627.3	617.2	(1.7)	615.6	1.9%
% of sales	20.8%		20.8%	19.7%		19.6%

Impairment charge	—	—	—	25.1	(25.1)	—
Restructuring costs	6.5	—	6.5	47.3	(47.3)	—

OPERATING INCOME	249.4	—	249.4	189.7	88.9	278.6	(10.5)%
% of sales	8.3%		8.3%	6.0%		8.9%

Nonoperating expenses:
Interest expense, net	61.9	—	61.9	60.4	—	60.4
Other	(0.4)	—	(0.4)	4.0	—	4.0

	61.5	—	61.5	64.4	—	64.4	(4.5)%

INCOME BEFORE INCOME TAXES	187.9	—	187.9	125.3	88.9	214.2	(12.3)%
% of sales	6.2%		6.2%	4.0%		6.8%

Income taxes	(0.4)	—	(0.4)	34.7	25.9	60.6	(100.7)%
Effective rate	(0.2)%		(0.2)%	27.7%		28.3%

INCOME FROM CONTINUING OPERATIONS	188.3	—	188.3	90.6	63.0	153.6	22.6%
% of sales	6.2%		6.2%	2.9%		4.9%

Discontinued operations, net of tax:
Net loss	(85.5)	85.5	—	(104.4)	104.4	—

NET INCOME (LOSS)	$102.8	$85.5	$188.3	$(13.8)	$167.3	$153.6	22.6%

% of sales	3.4%		6.2%	-0.4%		4.9%

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.69	$—	$0.69	$0.33	$0.23	$0.56
Diluted	$0.69	$—	$0.69	$0.33	$0.23	$0.56

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.31)	$0.31	$—	$(0.38)	$0.38	$—
Diluted	$(0.31)	$0.31	$—	$(0.38)	$0.38	$—

EARNINGS (LOSS) PER SHARE:
Basic	$0.37	$0.31	$0.69	$(0.05)	$0.61	$0.56
Diluted	$0.37	$0.31	$0.69	$(0.05)	$0.61	$0.56

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.7	274.7	274.7	274.5	274.5	274.5

(1)	Charges excluded from “as reported” results for 2005 consist of an $85.5 million net loss related to discontinued operations.

(2)	Charges excluded from “as reported” results for 2004 are restructuring, impairment or divestiture related charges. These charges consist of $14.9 million in restructuring related costs associated with product line exits (shown in cost of products sold), $1.7 million of restructuring costs related to relocation of property and equipment (shown in selling, general and administrative expense), $25.1 million in asset impairment, $47.3 million of restructuring costs related to exiting certain facilities (shown in restructuring costs), and a $104.4 million net loss related to discontinued operations.

Newell Rubbermaid Inc.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in millions)

	June 30,	June 30,
	2005	2004
Assets:

Cash and cash equivalents	$212.2	$111.0
Accounts receivable, net	1,204.5	1,268.7
Inventories, net	1,023.7	980.9
Deferred income taxes	74.0	114.5
Prepaid expenses and other	113.6	149.3
Current assets of discontinued operations	11.1	95.4

Total Current Assets	2,639.1	2,719.8

Other assets	202.1	240.4
Property, plant and equipment, net	1,113.3	1,317.8
Goodwill, net	1,796.0	1,946.7
Deferred income taxes	5.2	34.2
Other intangibles, net	313.3	413.3
Other assets of discontinued operations	14.5	193.9

Total Assets	$6,083.5	$6,866.1

Liabilities and Stockholders’ Equity:

Notes payable	$13.0	$12.9
Accounts payable	590.2	637.1
Accrued compensation	106.2	96.9
Other accrued liabilities	699.5	868.1
Income taxes	20.7	71.7
Current portion of long-term debt	25.4	173.9
Current liabilities of discontinued operations	0.1	41.2

Total Current Liabilities	1,455.1	1,901.7

Long-term debt	2,380.6	2,484.0
Other noncurrent liabilities	542.8	578.7
Other noncurrent liabilities of discontinued operations	—	1.4

Stockholders’ Equity	1,705.0	1,900.3

Total Liabilities and Stockholders’ Equity	$6,083.5	$6,866.1

Newell Rubbermaid Inc.
CONSOLIDATED STATEMENTS OF CASH FLOW (UNAUDITED)
(in millions)

	For The Six Months Ended June 30,
	2005	2004
Operating Activities:
Net income (loss)	$102.8	$(13.8)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	109.9	117.6
Impairment charges	—	25.1
Non-cash restructuring charges	0.8	25.3
Deferred taxes	12.0	58.6
Gain on sale of assets/debt extinguishment	(4.3)	(5.5)
Loss on disposal of discontinued operations	87.7	99.1
Other	(6.8)	(1.3)
Changes in current accounts, excluding the effects of acquisitions:
Accounts receivable	(2.2)	69.7
Inventories	(105.5)	(151.2)
Accounts payable	(63.4)	(28.9)
Discontinued operations	4.9	(2.7)
Accrued liabilities and other	(44.0)	(55.0)

Net cash provided by operating activities	$91.9	$137.0

Investing Activities:
Acquisitions, net	$(35.0)	$—
Expenditures for property, plant and equipment	(46.0)	(70.1)
Sales of business, non-current assets and other	22.1	247.1

Net cash (used in) provided by investing activities	$(58.9)	$177.0

Financing Activities:
Proceeds from issuance of debt	$131.7	$16.9
Payments on notes payable and long-term debt	(335.7)	(248.8)
Cash dividends	(115.8)	(115.7)
Proceeds from exercised stock options and other	—	1.4

Net cash used in financing activities	$(319.8)	$(346.2)

Exchange rate effect on cash	$(6.6)	$(1.2)

Decrease in cash and cash equivalents	(293.4)	(33.4)
Cash and cash equivalents at beginning of year	505.6	144.4

Cash and cash equivalents at end of period	$212.2	$111.0

Newell Rubbermaid Inc.
Calculation of Free Cash Flow (1)

	For The Three Months Ended June 30,
Free Cash Flow (in millions):	2005	2004
Net cash provided by operating activities	$36.4	$143.7
Expenditures for property, plant and equipment	(22.9)	(33.5)
Cash dividends	(57.8)	(58.0)

Free Cash Flow	$(44.3)	$52.2

	For The Six Months Ended June 30,
Free Cash Flow (in millions):	2005	2004
Net cash provided by operating activities	$91.9	$137.0
Expenditures for property, plant and equipment	(46.0)	(70.1)
Cash dividends	(115.8)	(115.7)

Free Cash Flow	$(69.9)	$(48.8)

(1)	Free cash flow is defined as cash flow provided by operating activities less expenditures for property, plant and equipment and cash dividends.

Newell Rubbermaid Inc.
Financial Worksheet

	2005					2004
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q1:
Cleaning & Organization	$324.5	$12.5	$—	$12.5	3.9%	$385.8	$16.2	$2.8	$19.0	4.9%	$(61.3)	(15.9)%	$(6.5)	(34.2)%
Office Products	332.8	33.5	—	33.5	10.1%	332.8	31.8	—	31.8	9.6%	0.0	0.0%	1.7	5.3%
Tools & Hardware	276.4	26.7	—	26.7	9.7%	274.3	43.0	—	43.0	15.7%	2.1	0.8%	(16.3)	(37.9)%
Home Fashions	198.3	(4.5)	—	(4.5)	(2.3%)	226.8	3.9	0.6	4.5	2.0%	(28.5)	(12.6)%	(9.0)	(200.0)%
Other	245.0	13.3	—	13.3	5.4%	251.0	15.9	—	15.9	6.3%	(6.0)	(2.4)%	(2.6)	(16.4)%

Impairment		—	—	—			—	—	—				—
Restructuring Costs		(6.2)	—	(6.2)			(21.6)	21.6	—				(6.2)
Corporate		(9.5)	—	(9.5)			(7.4)	—	(7.4)				(2.1)	28.4%

Total	$1,377.0	$65.8	$—	$65.8	4.8%	$1,470.7	$81.8	$25.0	$106.8	7.3%	$(93.7)	(6.4)%	$(41.0)	(38.4)%

Core businesses	1,377.0	65.8	—	65.8	4.8%	1,470.7	81.8	25.0	106.8	7.3%	(93.7)	(6.4)%	(41.0)	(38.4)%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—	—	—	—

Total	$1,377.0	$65.8	$—	$65.8	4.8%	$1,470.7	$81.8	$25.0	$106.8	7.3%	$(93.7)	(6.4)%	$(41.0)	(38.4)%

	2005					2004
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
Q2:
Cleaning & Organization	$376.5	$23.1	$—	$23.1	6.1%	$400.1	$9.2	$5.4	$14.6	3.6%	$(23.6)	(5.9)%	$8.5	58.2%
Office Products	495.5	98.9	—	98.9	20.0%	489.2	95.5	0.3	95.8	19.6%	6.3	1.3%	3.1	3.2%
Tools & Hardware	315.5	49.3	—	49.3	15.6%	300.3	43.5	3.1	46.6	15.5%	15.2	5.1%	2.7	5.8%
Home Fashions	212.0	3.6	—	3.6	1.7%	224.2	5.2	4.1	9.3	4.1%	(12.2)	(5.4)%	(5.7)	(61.3)%
Other	241.6	18.7	—	18.7	7.7%	253.4	15.0	0.2	15.2	6.0%	(11.8)	(4.7)%	3.5	23.0%

Impairment		—	—	—			(25.1)	25.1	—				—
Restructuring Costs		(0.3)	—	(0.3)			(25.7)	25.7	—				(0.3)
Corporate		(9.7)	—	(9.7)			(9.7)	—	(9.7)				—	0.0%

Total	$1,641.1	$183.6	$—	$183.6	11.2%	$1,667.2	$107.9	$63.9	$171.8	10.3%	$(26.1)	(1.6)%	$11.8	6.9%

Core businesses	1,641.1	183.6	—	183.6	11.2%	1,667.2	107.9	63.9	171.8	10.3%	(26.1)	(1.6)%	11.8	6.9%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—	—	—	—

Total	$1,641.1	$183.6	$—	$183.6	11.2%	$1,667.2	$107.9	$63.9	$171.8	10.3%	$(26.1)	(1.6)%	$11.8	6.9%

	2005					2004
		Excluding Charges Reconciliation (1)					Excluding Charges Reconciliation (1)				Year-over-year changes
		Reported	Excluded	Ex Charges	Operating		Reported	Excluded	Ex Charges	Operating	Net Sales		Operating Income
	Net Sales	OI	Charges	OI	Margin	Net Sales	OI	Charges	OI	Margin	$	%	$	%
YTD:
Cleaning & Organization	$701.0	$35.6	$—	$35.6	5.1%	$785.9	$25.4	$8.2	$33.6	4.3%	$(84.9)	(10.8)%	$2.0	6.0%
Office Products	828.3	132.4	—	132.4	16.0%	822.0	127.3	0.3	127.6	15.5%	6.3	0.8%	4.8	3.8%
Tools & Hardware	591.9	76.0	—	76.0	12.8%	574.6	86.5	3.1	89.6	15.6%	17.3	3.0%	(13.6)	(15.2)%
Home Fashions	410.3	(0.9)	—	(0.9)	(0.2%)	451.0	9.1	4.7	13.8	3.1%	(40.7)	(9.0)%	(14.7)	(106.5)%
Other	486.6	32.0	—	32.0	6.6%	504.4	30.9	0.2	31.1	6.2%	(17.8)	(3.5)%	0.9	2.9%

Impairment		—	—	—			(25.1)	25.1	—				—
Restructuring Costs		(6.5)	—	(6.5)			(47.3)	47.3	—				(6.5)
Corporate		(19.2)	—	(19.2)			(17.1)	—	(17.1)				(2.1)	12.3%

Total	$3,018.1	$249.4	$—	$249.4	8.3%	$3,137.9	$189.7	$88.9	$278.6	8.9%	$(119.8)	(3.8)%	$(29.2)	(10.5)%

Core businesses	3,018.1	249.4	—	249.4	8.3%	3,137.9	189.7	88.9	278.6	8.9%	(119.8)	(3.8)%	(29.2)	(10.5)%
Acquisitions / Divestitures	—	—	—	—		—	—	—	—		—	—	—	—

Total	$3,018.1	$249.4	$—	$249.4	8.3%	$3,137.9	$189.7	$88.9	$278.6	8.9%	$(119.8)	(3.8)%	$(29.2)	(10.5)%

(1)	Charges are primarily related to restructuring, asset impairment, product line exits, acquisition and divestitures.

Newell Rubbermaid Inc.
Three Months Ended June 30, 2005
     Currency Analysis

	2005			2004	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
By Segment	Reported	Impact	Sales	Reported	Currency	Currency	Impact

Cleaning & Organization	$376.5	$(4.7)	$371.8	$400.1	(7.1)%	(5.9)%	1.2%
Office Products	495.5	(7.4)	488.1	489.2	(0.2)%	1.3%	1.5%
Tools & Hardware	315.5	(5.3)	310.2	300.3	3.3%	5.1%	1.8%
Home Fashions	212.0	(5.4)	206.6	224.2	(7.9)%	(5.4)%	2.4%
Other	241.6	(1.9)	239.7	253.4	(5.4)%	(4.7)%	0.7%

Total Company	$1,641.1	$(24.7)	$1,616.4	$1,667.2	(3.0)%	(1.6)%	1.5%

By Geography

United States	$1,140.2	$—	$1,140.2	$1,145.5	(0.5)%	(0.5)%	0.0%
Canada	94.7	(7.6)	87.1	88.9	(2.0)%	6.5%	8.5%

North America	1,234.9	(7.6)	1,227.3	1,234.4	(0.6)%	0.0%	0.6%

Europe	308.9	(12.6)	296.3	336.0	(11.8)%	(8.1)%	3.7%
Central & South America	59.6	(3.0)	56.6	58.5	(3.2)%	1.9%	5.1%
All Other	37.7	(1.5)	36.2	38.3	(5.5)%	(1.6)%	3.9%

Total Company	$1,641.1	$(24.7)	$1,616.4	$1,667.2	(3.0)%	(1.6)%	1.5%

Newell Rubbermaid Inc.
Six Months Ended June 30, 2005
     Currency Analysis

	2005			2004	Year-over-year Increase (Decrease)
	Sales as	Currency	Adjusted	Sales as	Excluding	Including	Currency
By Segment	Reported	Impact	Sales	Reported	Currency	Currency	Impact

Cleaning & Organization	$701.0	$(9.0)	$692.0	$785.9	(11.9)%	(10.8)%	1.1%
Office Products	828.3	(13.7)	814.6	822.0	(0.9)%	0.8%	1.7%
Tools & Hardware	591.9	(9.5)	582.4	574.6	1.4%	3.0%	1.7%
Home Fashions	410.3	(12.3)	398.0	451.0	(11.8)%	(9.0)%	2.7%
Other	486.6	(4.0)	482.6	504.4	(4.3)%	(3.5)%	0.8%

Total Company	$3,018.1	$(48.5)	$2,969.6	$3,137.9	(5.4)%	(3.8)%	1.5%

By Geography

United States	$2,079.4	$—	$2,079.4	$2,157.7	(3.6)%	(3.6)%	0.0%
Canada	165.9	(12.8)	153.1	161.9	(5.4)%	2.5%	7.9%

North America	2,245.3	(12.8)	2,232.5	2,319.6	(3.8)%	(3.2)%	0.6%

Europe	596.8	(29.4)	567.4	642.7	(11.7)%	(7.1)%	4.6%
Central & South America	101.2	(3.8)	97.4	100.5	(3.1)%	0.7%	3.8%
All Other	74.8	(2.5)	72.3	75.1	(3.7)%	(0.4)%	3.3%

Total Company	$3,018.1	$(48.5)	$2,969.6	$3,137.9	(5.4)%	(3.8)%	1.5%

Newell Rubbermaid Inc.
2003-2005 Quarterly Segment Sales and Operating Income
Restated for Discontinued Operations
July 28, 2005

2005	Q1
	Sales	Reported OI	Charges (1)	Ex. Charges OI	Margin
Cleaning & Organization	$324.5	$12.5	—	$12.5	3.9%
Office Products	332.8	33.5	—	33.5	10.1%
Tools & Hardware	276.4	26.7	—	26.7	9.7%
Home Fashions	198.3	(4.5)	—	(4.5)	(2.3%)
Other	245.0	13.3	—	13.3	5.4%
Corporate	—	(9.5)	—	(9.5)
Impairment		—		—
Restructuring		(6.2)	—	(6.2)

Continuing Operations	1,377.0	65.8	—	65.8	4.8%

Discontinued Operations-Business Targeted for Sale	16.6	2.9	—	2.9	17.5%

Total	1,393.6	68.7	—	68.7	4.9%

2004	Q1					Q2					Q3					Q4					Full Year
				Ex.					Ex.					Ex.					Ex.					Ex.
		Reported	Charges	Charges			Reported		Charges			Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges
	Sales	OI	(1)	OI	Margin	Sales	OI	Charges (1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin
Cleaning & Organization	$385.8	$16.2	2.8	$19.0	4.9%	$400.1	$9.2	5.4	$14.6	3.6%	$405.4	$29.8	—	$29.8	7.4%	$440.8	$45.5	—	$45.5	10.3%	1,632.1	100.9	8.1	109.0	6.7%
Office Products	332.8	31.8	—	31.8	9.6%	489.2	95.5	0.3	95.8	19.6%	424.3	61.5	—	61.5	14.5%	439.9	73.2	—	73.2	16.6%	1,686.2	261.9	0.3	262.3	15.6%
Tools & Hardware	274.3	43.0	—	43.0	15.7%	300.3	43.5	3.1	46.6	15.5%	300.6	45.1	—	45.1	15.0%	343.5	50.1	—	50.1	14.6%	1,218.7	181.8	3.1	184.8	15.2%
Home Fashions	226.8	3.9	0.6	4.5	2.0%	224.2	5.2	4.1	9.3	4.1%	228.1	15.9	—	15.9	7.0%	227.7	8.1	—	8.1	3.6%	906.8	33.0	4.8	37.8	4.2%
Other	251.0	15.9	—	15.9	6.3%	253.4	15.0	0.2	15.2	6.0%	262.9	24.7	—	24.7	9.4%	311.3	37.0	—	37.0	11.9%	1,078.6	92.6	0.2	92.8	8.6%
Corporate	—	(7.4)	—	(7.4)		—	(9.7)	—	(9.7)		—	(10.2)	—	(10.2)		—	(12.0)	—	(12.0)		—	(39.4)	—	(39.4)
Impairment		—	—	—			(25.1)	25.1	—			(270.0)	270.0	—			—	—	—		—	(295.0)	295.0	—
Restructuring		(21.6)	21.6	—			(25.7)	25.7	—			(0.4)	0.4	—			(4.2)	4.2	—		—	(51.9)	51.9	—

Continuing Operations	1,470.7	81.8	25.0	106.8	7.3%	1,667.2	107.9	63.9	171.8	10.3%	1,621.3	(103.6)	270.4	166.7	10.3%	1,763.2	197.7	4.2	201.9	11.5%	6,522.4	283.9	363.4	647.3	9.9%

Discontinued Operations-Business Targeted for Sale	20.1	1.2	0.6	1.8	9.0%	34.8	4.7	(0.5)	4.2	12.1%	12.3	(1.3)	—	(1.3)	(10.6%)	7.1	(3.9)	—	(3.9)	(54.9%)	74.2	0.7	0.1	0.8	1.1%

Total	1,490.8	83.0	25.6	108.6	7.3%	1,702.0	112.6	63.4	176.0	10.3%	1,633.6	(104.9)	270.4	165.5	10.1%	1,770.3	193.8	4.2	198.0	11.2%	6,596.6	284.6	363.6	648.2	9.8%

2003	Q1					Q2					Q3					Q4					Full Year
				Ex.					Ex.					Ex.					Ex.					Ex.
		Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges			Reported	Charges	Charges
	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin	Sales	OI	(1)	OI	Margin

Cleaning & Organization	$416.4	$39.2	0.4	$39.7	9.5%	$438.3	$18.3	0.0	$18.4	4.2%	$453.3	$37.3	0.4	$37.7	8.3%	$465.2	$7.4	1.3	$8.6	1.9%	1,773.1	102.2	2.2	104.5	5.9%
Office Products	322.3	47.1	0.9	48.0	14.9%	507.8	114.8	0.1	114.9	22.6%	428.7	69.9	0.1	70.0	16.3%	422.4	77.8	1.3	79.1	18.7%	1,681.2	309.6	2.4	312.0	18.6%
Tools & Hardware	265.6	35.4	1.5	36.9	13.9%	294.6	47.7	0.6	48.3	16.4%	299.3	53.4	0.3	53.7	17.9%	340.2	42.8	(0.2)	42.6	12.5%	1,199.7	179.3	2.2	181.5	15.1%
Home Fashions	219.6	4.7	1.3	6.0	2.7%	227.8	7.9	0.7	8.6	3.8%	223.5	17.5	0.6	18.1	8.1%	230.1	14.3	4.4	18.7	8.1%	901.0	44.4	7.0	51.4	5.7%
Other	262.6	23.0	0.4	23.4	8.9%	252.7	20.3	0.0	20.3	8.0%	263.2	31.2	(0.2)	31.0	11.8%	324.9	46.2	1.4	47.6	14.7%	1,103.4	120.7	1.6	122.3	11.1%
Corporate	—	(7.2)	—	(7.2)		—	(6.3)	—	(6.3)		—	(10.9)	—	(10.9)		—	(5.9)	—	(5.9)		—	(30.3)	—	(30.3)
Impairment		—	—	—			—	—	—				—	—			(34.5)	34.5	—		—	(34.5)	34.5	—
Restructuring		(23.9)	23.9	—			(53.1)	53.1	—			(41.8)	41.8	—			(74.0)	74.0	—		—	(192.8)	192.8	—

Continuing Operations	1,486.5	118.3	28.4	146.7	9.9%	1,721.2	149.6	54.6	204.3	11.9%	1,668.0	156.6	43.0	199.6	12.0%	1,782.8	74.0	116.8	190.8	10.7%	6,658.4	498.5	242.9	741.4	11.1%

Discontinued Operations-Business Targeted for Sale	18.7	2.2	—	2.2	11.8%	34.1	4.8	—	4.8	14.1%	16.6	(2.3)	—	(2.3)	(13.9%)	6.0	(3.8)	0.7	(3.1)	(51.7%)	75.4	0.9	0.7	1.6	2.1%

Total	1,505.2	120.6	28.4	149.0	9.9%	1,755.3	154.4	54.6	209.0	11.9%	1,684.6	154.3	43.0	197.3	11.7%	1,788.8	70.2	117.5	187.7	10.5%	6,733.8	499.3	243.6	742.9	11.0%

(1)	Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures

Newell Rubbermaid Inc.
Quarterly Income Statement
Restated for Discontinued Operations
July 28, 2005

2005	Q1
		Charges	Excluding
	Reported	(1)	Charges

Net Sales	1,377.0	—	1,377.0
GROSS MARGIN	374.9	—	374.9
SG&A	(302.9)	—	(302.9)
Impairment	—	—	—
Restructuring	(6.2)	—	(6.2)
OPERATING INCOME	65.8	—	65.8
Non Operating Expense	(28.5)	—	(28.5)
Income Taxes	47.5	—	47.5

Income from Continuing Operations	84.8	—	84.8

Discontinued Operations	(48.3)	48.3	—

NET INCOME	36.5	48.3	84.8

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.31	$—	$0.31
Diluted	$0.31	$—	$0.31

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.18)	$0.18	$—
Diluted	$(0.18)	$0.18	$—

EARNINGS PER SHARE:
Basic	$0.13	$0.18	$0.31
Diluted	$0.13	$0.18	$0.31

Average shares outstanding:
Basic	274.4	274.4	274.4
Diluted	274.9	274.9	274.9

(1)	Charges are related to divestitures.

Newell Rubbermaid, Inc.
Quarterly Income Statements
Restated for Discontinued Operations
July 28, 2005

2004	Q1			Q2			Q3			Q4			Full Year
		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding
	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges

Net Sales	1,470.7	—	1,470.7	1,667.2	—	1,667.2	1,621.3	—	1,621.3	1,763.2	—	1,763.2	6,522.4	—	6,522.4
GROSS MARGIN	401.9	3.2	405.1	477.5	11.6	489.1	464.7	—	464.7	518.2	—	518.2	1,862.2	14.9	1,877.1
SG&A	(298.5)	0.2	(298.3)	(318.8)	1.5	(317.3)	(297.9)	—	(297.9)	(316.4)	—	(316.4)	(1,231.5)	1.6	(1,229.9)
Impairment	—	—	—	(25.1)	25.1	—	(270.0)	270.0	—	—	—	—	(295.0)	295.0	—
Restructuring	(21.6)	21.6	—	(25.7)	25.7	—	(0.4)	0.4	—	(4.2)	4.2	—	(51.9)	51.9	—
OPERATING INCOME	81.8	25.0	106.8	107.9	63.9	171.8	(103.6)	270.4	166.7	197.7	4.2	201.9	283.9	363.4	647.3
Non Operating Expense	(33.2)	—	(33.2)	(31.2)	—	(31.2)	(29.2)	—	(29.2)	(22.6)	—	(22.6)	(116.1)	—	(116.1)
Income Taxes	(16.5)	(8.5)	(25.0)	(18.2)	(17.5)	(35.7)	(22.9)	(16.1)	(39.0)	(46.5)	(1.3)	(47.8)	(104.1)	(43.4)	(147.5)

Income from Continuing Operations	32.1	16.5	48.6	58.5	46.4	104.9	(155.7)	254.2	98.5	128.6	2.9	131.5	63.6	320.1	383.7

Discontinued Operations	(107.0)	107.0	—	2.5	(2.5)	—	(70.7)	70.7	—	(4.5)	4.5	—	(179.7)	179.7	—

NET (LOSS) INCOME	(74.9)	123.5	48.6	61.0	43.9	104.9	(226.4)	324.9	98.5	124.1	7.4	131.5	(116.1)	499.8	383.7

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.12	$0.06	$0.18	$0.21	$0.17	$0.38	$(0.57)	$0.93	$0.36	$0.47	$0.01	$0.48	$0.23	$1.17	$1.40
Diluted	$0.12	$0.06	$0.18	$0.21	$0.17	$0.38	$(0.57)	$0.93	$0.36	$0.47	$0.01	$0.48	$0.23	$1.17	$1.40

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.39)	$0.39	$—	$0.01	$(0.01)	$—	$(0.26)	$0.26	$—	$(0.02)	$0.02	$—	$(0.65)	$0.65	$—
Diluted	$(0.39)	$0.39	$—	$0.01	$(0.01)	$—	$(0.26)	$0.26	$—	$(0.02)	$0.02	$—	$(0.65)	$0.65	$—

(LOSS) EARNINGS PER SHARE:
Basic	$(0.27)	$0.45	$0.18	$0.22	$0.16	$0.38	$(0.83)	$1.18	$0.36	$0.45	$0.03	$0.48	$(0.42)	$1.82	$1.40
Diluted	$(0.27)	$0.45	$0.18	$0.22	$0.16	$0.38	$(0.83)	$1.18	$0.36	$0.45	$0.03	$0.48	$(0.42)	$1.82	$1.40

Average shares outstanding:
Basic	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4	274.4
Diluted	274.5	274.5	274.5	274.5	274.5	274.5	274.4	274.4	274.4	283.5	283.5	283.5	274.4	274.4	274.4

(1)	Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures

Newell Rubbermaid, Inc.
Quarterly Income Statements
Restated for Discontinued Operations
July 28, 2005

2003	Q1			Q2			Q3			Q4			Full Year
		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding		Charges	Excluding
	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges	Reported	(1)	Charges

Net Sales	1,486.5	—	1,486.5	1,721.2	—	1,721.2	1,668.0	—	1,668.0	1,782.8	—	1,782.8	6,658.4	—	6,658.4
GROSS MARGIN	420.6	4.1	424.7	516.0	1.5	517.5	482.7	1.2	483.9	490.0	7.1	497.1	1,909.3	13.9	1,923.2
SG&A	(278.4)	0.4	(278.0)	(313.3)	0.1	(313.2)	(284.3)	—	(284.3)	(307.5)	1.3	(306.2)	(1,183.5)	1.8	(1,181.7)
Impairment	—	—	—	—	—	—	—	—	—	(34.5)	34.5	—	(34.5)	34.5	—
Restructuring	(23.9)	23.9	—	(53.1)	53.1	—	(41.8)	41.8	—	(74.0)	74.0	—	(192.8)	192.8	—
OPERATING INCOME	118.3	28.4	146.7	149.6	54.6	204.3	156.6	43.0	199.6	74.0	116.8	190.8	498.5	242.9	741.4
Non Operating Expense	(57.4)	21.1	(36.3)	(31.3)	—	(31.3)	(34.7)	—	(34.7)	(36.6)	9.2	(27.4)	(159.9)	30.3	(129.6)
Income Taxes	(19.7)	(16.2)	(35.9)	(39.0)	(17.8)	(56.8)	(37.5)	(14.2)	(51.7)	(24.2)	(25.7)	(49.9)	(120.4)	(73.9)	(194.3)

Income from Continuing Operations	41.2	33.3	74.5	79.3	36.9	116.2	84.4	28.8	113.2	13.2	100.3	113.5	218.2	199.3	417.5

Discontinued Operations	(25.2)	25.2	—	(5.5)	5.5	—	(9.2)	9.2	—	(224.8)	224.8	—	(264.8)	264.8	—

NET INCOME (LOSS)	16.0	58.5	74.5	73.8	42.4	116.2	75.2	38.0	113.2	(211.6)	325.1	113.5	(46.6)	464.1	417.5

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$0.15	$0.12	$0.27	$0.29	$0.13	$0.42	$0.31	$0.10	$0.41	$0.05	$0.37	$0.41	$0.80	$0.73	$1.52
Diluted	$0.15	$0.12	$0.27	$0.29	$0.13	$0.42	$0.31	$0.10	$0.41	$0.05	$0.37	$0.41	$0.80	$0.73	$1.52

LOSS PER SHARE FROM DISCONTINUED OPERATIONS:
Basic	$(0.09)	$0.09	$—	$(0.02)	$0.02	$—	$(0.03)	$0.03	$—	$(0.82)	$0.82	$—	$(0.97)	$0.97	$—
Diluted	$(0.09)	$0.09	$—	$(0.02)	$0.02	$—	$(0.03)	$0.03	$—	$(0.82)	$0.82	$—	$(0.97)	$0.97	$—

EARNINGS (LOSS) PER SHARE:
Basic	$0.06	$0.21	$0.27	$0.27	$0.15	$0.42	$0.27	$0.14	$0.41	$(0.77)	$1.18	$0.41	$(0.17)	$1.69	$1.52
Diluted	$0.06	$0.21	$0.27	$0.27	$0.15	$0.42	$0.27	$0.14	$0.41	$(0.77)	$1.18	$0.41	$(0.17)	$1.69	$1.52

Average shares outstanding:
Basic	273.6	273.6	273.6	274.2	274.2	274.2	274.4	274.4	274.4	274.4	274.4	274.4	274.1	274.1	274.1
Diluted	274.0	274.0	274.0	274.7	274.7	274.7	274.4	274.4	274.4	274.4	274.4	274.4	274.1	274.1	274.1

(1)	Charges are primarily related to restructuring, asset impairment, product lines exits, acquisitions and divestitures